Exhibit 10.30


AMENDMENT 2 TO EXHIBIT A

LIMAGRAIN INNOVATIONS SERVICE AGREEMENT



EXHIBIT A to LIMAGRAIN INNOVATIONS SERVICE AGREEMENT dated July 1, 1994, is executed this 1st day of July 1994, by and between SOCIETE CENTRALE DU GROUPE LIMAGRAIN (TO BE KNOWN AS LIMAGRAIN INNOVATIONS) and LG SEEDS, INC.

For the one-year period beginning on July 1, 1996, LG Seeds, Inc. agrees to pay a fee (the "Annual Fee") of $150,000.00 for services rendered under the Agreement.




								SOCIETE CENTRALE DU
								GROUPE LIMAGRAIN (TO BE
								KNOWN AS LIMAGRAIN
LG SEEDS, INC.						INNOVATIONS)

/s/ B. CARETTE                	       By	/s/ A. CATALA
President and Chief Operating Officer      Title    Chief Executive
Officer
July 1, 1996                               Date     July 1, 1996